OFFER TO PURCHASE                                                  Exhibit 99.1

                                  $100,000,000

                             HEALTH CARE REIT, INC.

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OF ITS OUTSTANDING
             7.625% NOTES DUE MARCH 15, 2008 (CUSIP NO. 42217K AF3)


         Health Care REIT, Inc. ("HCN" or the "Company") hereby offers to purchase for cash any and all of its outstanding 7.625% Notes due March 15, 2008 (the "Securities"), at a price per $1,000 principal amount of the Security purchased (such price being referred to as the "Purchase Price") to be determined in the manner described herein by reference to a fixed spread listed below (the "Fixed Spread") over the yield to maturity of the U.S. Treasury Reference Security listed below (the "Reference Security"), as calculated at the time of acceptance of the offer, plus accrued and unpaid interest thereon to (but excluding) the date of payment of such Purchase Price (the "Settlement Date"), upon the terms and subject to the conditions set forth herein. The offer to purchase the Securities set forth herein, as it may be amended from time to time, is referred to as the "Offer." The Offer is not contingent upon the tender of any minimum principal amount of Securities.


                     AGGREGATE                                                                  REFERENCE
     CUSIP        PRINCIPAL AMOUNT     TITLE OF                              U.S. TREASURY       SOURCE*      FIXED
    NUMBER          OUTSTANDING        SECURITY          MATURITY DATE    REFERENCE SECURITY   (AS DEFINED)   SPREAD
  ----------      ---------------   ----------------     --------------   ------------------   -----------    ------
  42217K AF3       $100,000,000     7.625% Notes due     March 15, 2008      U.S. Treasury        PX1          0.75%
                                          2008                                3.375% Note
                                                                            Due 02/15/2008


-------------
* Refers to the page number of the Bloomberg Government Pricing Monitor.


--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MAY 4, 2005, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE OR THE LATEST DATE TO WHICH THE OFFER IS EXTENDED BEING HEREIN REFERRED TO AS THE "EXPIRATION DATE"). NO TENDER WILL BE ACCEPTED PRIOR TO 9:00 A.M. OR AFTER 5:00 P.M., NEW YORK CITY TIME, ON ANY NEW YORK STOCK EXCHANGE TRADING DAY DURING THE PERIOD OF THE OFFER.
--------------------------------------------------------------------------------


The Settlement Date for any Security being sold pursuant to the Offer will be the third New York Stock Exchange trading day following the date on which the holder of the Security ("holder") or such holder's broker or agent acting on behalf of such holder validly tenders such Security pursuant to the Offer. Payment for any such Security will be made in same day funds on the applicable Settlement Date.

NONE OF THE COMPANY, THE INFORMATION AGENT OR THE DEALER MANAGER (AS EACH ARE HEREIN DEFINED) MAKES ANY RECOMMENDATION AS TO WHETHER OR NOT HOLDERS SHOULD TENDER THEIR SECURITIES PURSUANT TO THE OFFER.

                      THE DEALER MANAGER FOR THE OFFER IS:

                            DEUTSCHE BANK SECURITIES

APRIL 26, 2005

                                     SUMMARY

         The Company has commenced the Offer to purchase for cash any and all of its 7.625% Notes due March 15, 2008 (CUSIP No. 42217K AF3).

         The Company has retained Deutsche Bank Securities Inc. to act as Dealer Manager in connection with the Offer. The terms and conditions of the Offer are set forth herein. For the convenience of holders, the Offer is summarized below. This summary is qualified in its entirety by reference to the terms of the Offer described more fully in this Offer to Purchase (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

         IF YOU HAVE QUESTIONS, CALL DEUTSCHE BANK SECURITIES INC. TOLL-FREE AT THE TELEPHONE NUMBER ON THE BACK COVER OF THIS OFFER TO PURCHASE.


Tender Period.....................    The Offer commenced on April 26, 2005, and
                                      will expire at 5:00 p.m., New York City
                                      time, on May 4, 2005, unless extended by the Company in its sole discretion (the
                                      "Tender Period"), subject to the right of the Company, to the extent that it is legally permitted to do so, to terminate, withdraw or amend the Offer at any time in accordance with this Offer to Purchase.

Purchase Price....................    The purchase price for Securities (the
                                      "Purchase Price") validly tendered
                                      pursuant to the Offer will be calculated, as described in Schedule A, in a manner intended to result in a price for such Securities equal to the price a buyer would pay to acquire such Securities on the applicable Settlement Date, based on a discount rate for such Securities equal to the sum of:

                                            (a) the yield to maturity of the
                                            Reference Security, as determined by
                                            Deutsche Bank Securities Inc. as
                                            provided below (the "Reference
                                            Yield"); plus

                                            (b) the Fixed Spread, which is 0.75%
                                            (the foregoing sum, the "Tender
                                            Offer Yield").

                                      The Purchase Price plus accrued and unpaid interest per $1,000 principal amount of Securities sold pursuant to the Offer will be rounded to the nearest cent.

                                      Deutsche Bank Securities Inc. will
                                      determine the Reference Yield with respect to the Reference Security in accordance with standard market practice, based on the bid-side price for such Reference Security displayed on the Reference Source (as defined below) at the time such Security is validly tendered pursuant to the Offer. The Reference Yield will be rounded to the nearest 0.001%. See Schedule A hereto.

                                      The "Reference Source" for the Reference
                                      Security will be page PX1 of the Bloomberg
                                      Government Pricing Monitor or, if the
                                      Bloomberg Government Pricing Monitor is
                                      not available on any day during the Tender
                                      Period or is manifestly erroneous, such
                                      other recognized quotation service as
                                      Deutsche Bank Securities Inc. shall select in its sole discretion, the identity of which will be disclosed by Deutsche Bank Securities Inc. to tendering holders.

                                      The Purchase Price for Securities validly tendered will equal (a) the value per $1,000 principal amount of such Security, assuming such Security will be redeemed in full on the Maturity Date thereof, of all remaining payments of principal thereof and premium (if any) and interest thereon to be made through such Maturity Date, discounted to the Settlement Date for such Security (in a manner consistent with the methodology underlying the formula for the Purchase Price set forth in Schedule A hereto) at a discount rate equal to the Tender Offer Yield for such Security, minus (b) accrued and unpaid interest per $1,000 principal amount to (but excluding) such Settlement Date.

Accrued Interest..................    Holders will be paid accrued and unpaid
                                      interest on any tendered Security accepted for purchase from the last regular payment of interest to (but excluding) the applicable Settlement Date.

Settlement Date...................    The "Settlement Date" with respect to any
                                      tendered Securities accepted for purchase will be the third New York Stock Exchange trading day following the date on which such Securities are validly tendered. All tenders of Securities will settle in accordance with customary brokerage practices for corporate fixed income securities (upon the terms and subject to the conditions of the Offer).

Payment...........................    Payment for any Securities purchased
                                      pursuant to the Offer will be made, upon the terms and subject to the conditions of the Offer, on the applicable Settlement
                                      Date, in Federal Reserve Funds (i.e.,
                                      same-day funds), in accordance with the
                                      procedures set forth in this Offer to
                                      Purchase.

How to Tender.....................    HOLDERS CAN SELL THEIR SECURITIES PURSUANT
                                      TO THE OFFER ONLY BY EXECUTING A SALE OF
                                      THEIR SECURITIES IN ACCORDANCE WITH
                                      CUSTOMARY BROKERAGE PRACTICES FOR
                                      CORPORATE FIXED INCOME SECURITIES. PLEASE
                                      FOLLOW THE TENDERING PROCEDURES DESCRIBED
                                      BELOW. PLEASE DO NOT SEND SECURITIES TO
                                      THE COMPANY OR DEUTSCHE BANK SECURITIES
                                      INC.

                                      In order to tender Securities pursuant to the Offer, holders must tender their Securities through a broker, dealer, commercial bank, trust company, other financial institution or other custodian (collectively, "broker"), as follows:

                                            1. If a holder has an account with
                                            Deutsche Bank Securities Inc., and
                                            desires to sell all or any portion
                                            of the principal amount of the
                                            holder's Securities pursuant to the
                                            Offer, the holder should call the
                                            holder's regular contact at Deutsche
                                            Bank Securities Inc.

                                            2. If a holder does not currently
                                            have an account with Deutsche Bank
                                            Securities Inc. and desires to
                                            tender all or any portion of the
                                            principal amount of the holder's
                                            Securities and holds Securities
                                            through a broker, the holder should
                                            follow these steps:

                                                (a) Contact the holder's broker,
                                                who may or may not be aware of
                                                the Offer, and inform the broker
                                                of the holder's interest in
                                                tendering the holder's
                                                Securities pursuant to the terms
                                                of the Offer.

                                                (b) Instruct the holder's broker
                                                to contact his or her central
                                                trading desk with the holder's
                                                order to sell the Securities
                                                pursuant to the terms of the
                                                Offer.


                                                (c) IN ORDER TO SELL THE
                                                HOLDER'S SECURITIES, THE
                                                BROKER'S TRADING DESK SHOULD
                                                CALL DEUTSCHE BANK SECURITIES
                                                INC. COLLECT AT (212) 250-6801,
                                                ATTENTION: MATTHEW SIRACUSE AT
                                                ANY TIME ON OR PRIOR TO THE
                                                EXPIRATION DATE AT WHICH THE
                                                REFERENCE SOURCE IS PROPERLY
                                                QUOTING BIDS FOR THE REFERENCE
                                                SECURITY, WHICH IS BETWEEN 9:00
                                                A.M. AND 5:00 P.M., NEW YORK
                                                CITY TIME, ON ANY

                                                NEW YORK STOCK EXCHANGE TRADING
                                                DAY.

                                                (d) The holder's broker will
                                                tell the holder what information
                                                is necessary to make the
                                                holder's Securities negotiable,
                                                and the holder will receive
                                                confirmation of the sale and
                                                payment for the holder's
                                                Securities in the normal manner
                                                established by the holder's
                                                brokerage firm.

                                      The holder will not be required to pay any fee or commission to Deutsche Bank Securities Inc., whether the holder tenders directly to the holder's regular contact or through an unaffiliated broker. The holder may, however, be required to pay fees or commissions to the holder's broker.

                                      A tender of Securities pursuant to the
                                      Offer becomes irrevocable by the tendering holder at the time of tender. THERE ARE NO WITHDRAWAL RIGHTS WITH RESPECT TO TENDERS MADE PURSUANT TO THE OFFER.

                              THE OFFER TO PURCHASE

         Upon the terms and subject to the conditions set forth in this Offer to Purchase, the Company hereby offers to purchase for cash any and all of the Securities at a Purchase Price per $1,000 principal amount of any Securities purchased as provided below, plus accrued and unpaid interest thereon from the last regular payment of interest to (but excluding) the applicable Settlement Date.

         The Offer commenced on April 26, 2005, and will expire at 5:00 p.m., New York City time, on May 4, 2005, unless the Offer is extended by the Company in its sole discretion (such period, as it may be so extended, the "Tender Period"), subject to the right of the Company, to the extent that it is legally permitted to do so, to terminate, withdraw or amend the Offer at any time in accordance with this Offer to Purchase. Securities shall be deemed tendered pursuant to the Offer at such time as Deutsche Bank Securities Inc. and a tendering holder (or such holder's broker or agent acting on behalf of such holder) execute a transaction for the sale of such holder's Securities in accordance with customary brokerage practices for corporate fixed income securities (i.e., a "desk to desk" or "broker to broker" tender), upon the terms and subject to the conditions of the Offer.

         The Settlement Date with respect to any tendered Securities accepted for purchase will be the third New York Stock Exchange trading day following the date on which such Securities are tendered. All tenders of Securities will settle in accordance with customary brokerage practices for corporate fixed income securities, upon the terms and subject to the conditions of the Offer.

         The Purchase Price for Securities validly tendered pursuant to the Offer will be calculated, as described in Schedule A, in a manner intended to result in a price for such Securities equal to the price a buyer would pay to acquire such Securities on the applicable Settlement Date, based on a discount rate for such Securities equal to the sum of:

         (a) the yield to maturity of the Reference Security, as determined by Deutsche Bank Securities Inc. as provided below (the "Reference Yield"), plus

         (b) the Fixed Spread of 0.75% (the foregoing sum, the "Tender Offer Yield").

         Deutsche Bank Securities Inc. will determine the Reference Yield with respect to a Reference Security in accordance with standard market practice, based on the bid-side price for such Reference Security displayed on the Reference Source (as defined below) at the time such Security is properly tendered pursuant to the Offer. The Reference Yield will be rounded to the nearest 0.001%. See Schedule A hereto.

         The "Reference Source" for the Reference Security will be page PX1 of the Bloomberg Government Pricing Monitor or, if the Bloomberg Government Pricing Monitor is not available on any day during the Tender Period or is manifestly erroneous, such other recognized quotation service as Deutsche Bank Securities Inc. shall select in its sole discretion, the identity of which will be disclosed by Deutsche Bank Securities Inc. to tendering holders. Although the Reference Yield to be used in determining the Purchase Price will be as calculated only by Deutsche Bank Securities Inc. based on applicable prices obtained from the Reference Source as provided herein, information regarding the closing yield of the Reference Security may also be found in The Wall Street Journal and The New York Times.

         The Purchase Price for Securities properly tendered during the Tender Period will equal (a) the value per $1,000 principal amount of such Security, assuming such Security will be redeemed in full on the Maturity Date thereof, of all remaining payments of principal thereof and premium (if any) and interest thereon to be made through such Maturity Date (such date being March 15, 2008), discounted to the Settlement Date for such Security (in a manner consistent with the methodology underlying the formula for the Purchase Price set forth in Schedule A hereto) at a discount rate equal to the Tender Offer Yield for such Security, minus (b) accrued and unpaid interest per $1,000 principal amount to (but excluding) such Settlement Date. Holders will also be paid accrued and unpaid interest thereon from the last regular payment of interest to (but excluding) the applicable Settlement Date. The Purchase Price plus accrued and unpaid interest per $1,000 principal amount of Securities purchased pursuant to the Offer will be rounded to the nearest cent.

         The yield to maturity of the Reference Security as of 5:00 p.m., New York City time, on Monday, April 25, 2005, was 3.729% for the 3.375% U.S. Treasury Note due 2008. Accordingly, if such yield were the applicable yield on the Reference Security assuming the Settlement Date was April 28, 2005, the Purchase Price per $1,000 principal amount of the Securities would have been $1,084.06, plus accrued and unpaid interest thereon from the last regular payment of interest to (but excluding) the assumed Settlement Date. A hypothetical calculation of the Purchase Price demonstrating the application of the assumptions and methodologies to be used in pricing the Offer is set forth on Schedule B hereto.

         In the event of any dispute or controversy regarding any Purchase Price, Reference Yield, Tender Offer Yield or the amount of accrued and unpaid interest for any Security sold pursuant to the Offer, Deutsche Bank Securities Inc.'s determination shall be conclusive and binding, absent manifest error.

         A tender of Securities pursuant to the Offer becomes irrevocable by the tendering holder at the time of tender, and there are no withdrawal rights with respect to tenders made pursuant to the Offer.

         Holders may from time to time obtain current quotes of the Reference Yield, Tender Offer Yield and resulting current Purchase Price by contacting either their Deutsche Bank Securities Inc. sales representative or Deutsche Bank Securities Inc. toll-free at the telephone number set forth on the back cover of this Offer to Purchase.

         The Offer is not contingent upon the tender of any minimum principal amount of Securities.

         Holders who do not tender their Securities for purchase pursuant to the Offer will continue to hold Securities pursuant to the terms of the governing indenture.

NO RECOMMENDATION

         NONE OF THE COMPANY, DEUTSCHE BANK SECURITIES INC. OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION THAT ANY HOLDER TENDER OR REFRAIN FROM TENDERING ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THEIR SECURITIES, AND NO ONE HAS BEEN AUTHORIZED BY THEM TO MAKE SUCH A RECOMMENDATION. HOLDERS MUST MAKE THEIR OWN DECISION AS TO WHETHER TO TENDER SECURITIES, AND, IF SO, THE PRINCIPAL AMOUNT OF SECURITIES TO TENDER.

THE SECURITIES

         As of April 25, 2005, $100,000,000 aggregate principal amount of the Securities was outstanding. Interest is payable semiannually on the Securities each March 15 and September 15. Interest on each of the Securities is computed on the basis of a 360-day year of twelve 30-day months. The Securities are redeemable, at the option of the Company, as a whole at any time or in part from time to time.

PROCEDURE FOR TENDERING SECURITIES

         Unless a holder has an account with Deutsche Bank Securities Inc., the holder must handle this matter through the holder's broker, dealer, commercial bank, trust company, other financial institution or other custodian which the holder customarily uses. The holder may be required to pay a fee or commission to the holder's broker. HOLDERS SHOULD NOT SEND THEIR SECURITIES TO DEUTSCHE BANK SECURITIES INC. OR THE COMPANY.

         IF A HOLDER HAS AN ACCOUNT WITH DEUTSCHE BANK SECURITIES INC., AND DESIRES TO SELL ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THE HOLDER'S SECURITIES PURSUANT TO THE OFFER, THE HOLDER SHOULD CALL THE HOLDER'S REGULAR CONTACT AT DEUTSCHE BANK SECURITIES INC. THE HOLDER WILL NOT BE REQUIRED TO PAY ANY FEES OR COMMISSIONS TO DEUTSCHE BANK SECURITIES INC.

         IF THE HOLDER DESIRES TO SELL SECURITIES PURSUANT TO THE OFFER BUT DOES NOT HAVE AN ACCOUNT WITH DEUTSCHE BANK SECURITIES INC., THE HOLDER MUST TENDER THROUGH THE HOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, OTHER FINANCIAL INSTITUTION OR OTHER CUSTODIAN. THE HOLDER'S BROKER, DEALER, COMMERCIAL BANK,

TRUST COMPANY, OTHER FINANCIAL INSTITUTION OR OTHER CUSTODIAN MUST THEN CONTACT DEUTSCHE BANK SECURITIES INC. COLLECT AT (212) 250-6801, ATTENTION: MATTHEW SIRACUSE AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE DURING WHICH THE REFERENCE SOURCE IS PROPERLY QUOTING BIDS FOR THE REFERENCE SECURITY, WHICH IS BETWEEN 9:00 A.M. AND 5:00 P.M., NEW YORK CITY TIME, ON ANY NEW YORK STOCK EXCHANGE TRADING DAY.

         Each proper acceptance of the Offer with respect to a Security will be irrevocable and will constitute a binding agreement of the holder to sell and the Company to purchase the Security pursuant to the Offer for the applicable Purchase Price (plus accrued and unpaid interest) on the applicable Settlement Date. The acceptance of the Offer by a holder with respect to any Security will constitute the agreement by such holder to deliver good and marketable title to such Security on the appropriate Settlement Date free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind. THERE ARE NO WITHDRAWAL RIGHTS WITH RESPECT TO TENDERS MADE PURSUANT TO THE OFFER.

         All tenders of Securities will settle in accordance with customary brokerage practices for corporate fixed income securities (upon the terms and subject to the conditions of the Offer).

         All questions as to the validity, form and eligibility (including time of receipt) of any acceptance of the Offer and any sale pursuant thereto will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right, in its sole discretion, to reject any and all acceptances and sales not in proper form or for which the corresponding agreement to purchase would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or defects in acceptances and sales with regard to any particular Securities. None of the Company, Deutsche Bank Securities Inc. or the Information Agent shall be under any duty to give notice to accepting or selling holders of Securities of any defects or irregularities in acceptances or sales, nor shall any of them incur any liability for failure to give such notice.

EXPIRATION DATE; EXTENSION; TERMINATION; AMENDMENT

         The Offer will expire at 5:00 p.m., New York City time, on May 4, 2005, provided that, subject to applicable law, the Company expressly reserves the right in its sole discretion to:

         o extend the period of time during which the Offer shall remain open at any time and from time to time by giving oral or written notice of such extension to Deutsche Bank Securities Inc.,

         o        terminate or withdraw the Offer at any time,

         o at any time until the first time any holder accepts the Offer with respect to any Security, amend the terms of the Offer in any respect, and

         o at any time after the first time any holder accepts the Offer with respect to any Security, amend the terms of the Offer in a manner deemed by the Company, in its sole discretion, to be advantageous or neutral to all holders of the Securities whether or not such holders have previously tendered their Securities.

         Please note that the terms of any extension of, or amendment of the terms of, the Offer may vary from the terms of the original Offer depending on such factors as prevailing interest rates and the principal amount of Securities previously tendered or otherwise purchased.

         Following completion of the Offer, the Company may purchase additional Securities in the open market, in privately negotiated transactions, through subsequent tender offers or otherwise. Any future purchases may be on the same terms or on terms which are more or less favorable to holders than the terms of the Offer. Any future purchases by the Company will depend on various factors existing at that time.

         There can be no assurance that the Company will exercise its right to extend, terminate or amend the Offer. Any extension, termination or amendment will be followed as promptly as practicable by public announcement thereof. In the case of an extension, such announcement will be made no later than 9:00 a.m., New York City time, on the next New York City business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make such public announcement, the Company shall not have any obligation to publish, advertise or otherwise communicate such public announcement other than by issuing a press release to the Dow Jones News Service or other similar news service. For additional information, see "Certain Conditions of the Offer."

CERTAIN CONDITIONS OF THE OFFER

         Notwithstanding any other provision in the Offer to the contrary, the Company shall not be required to purchase any Securities not theretofore agreed to be sold pursuant to the Offer, and, subject to applicable law, may terminate or withdraw the Offer, suspend the right of a holder to accept the Offer or otherwise amend such Offer with respect to any such Securities, at any time prior to the Expiration Date for any reason in its sole discretion, including, without limitation, if there has occurred any change (or any condition, event or development involving a prospective change) in the general economic, financial or market conditions in the United States that, in the sole judgment of the Company, has or may have a material adverse effect upon the market prices of the Securities or upon trading in the Securities or upon the value of the Securities to the Company. No such termination or withdrawal will affect Securities that a holder has already tendered to the Company in accordance with the procedures set forth herein.

         Whether or not the Offer is consummated, the Company or its affiliates may from time to time acquire Securities, otherwise than pursuant to the Offer, through open market purchases, privately negotiated transactions, tender offers, exchange offers or otherwise, upon such terms and at such prices as they may determine, which may be more or less than the prices to be paid pursuant to the Offer and could be for cash or other consideration.

PURPOSE OF THE OFFER; AMOUNT OF FUNDS

         The Offer is intended to retire all or substantially all of outstanding Securities and is expected to result in a reduction of the Company's interest expense. The total amount of funds required by the Company to pay the Purchase Price and related fees and expenses is estimated to be approximately $109.5 million, including accrued and unpaid interest (assuming that the Purchase Price equals the hypothetical consideration calculated in Schedule B and that 100% of the outstanding principal amount of Securities are tendered and accepted for payment and that the Settlement Date is April 28, 2005). The Company intends to fund the purchase of the Securities, together with the fees and expenses incurred in connection therewith, through the use of proceeds from a proposed offer and sale of a new series of senior unsecured notes.

MARKET FOR SECURITIES

         The Securities are not listed on any national or regional securities exchange or reported on a national quotation system. To the extent that Securities are traded, the price of the Securities may fluctuate greatly depending on the trading volume and the balance between buy and sell orders. Quotations for securities that are not widely traded may differ from actual trading prices and should be viewed as approximations. Holders are urged to obtain current information with respect to the market prices for the Securities.

         The purchase of Securities pursuant to the Offer will reduce the aggregate principal amount of Securities that otherwise might trade publicly, which could adversely affect the liquidity and market value of any remaining Securities not tendered and purchased pursuant to the Offer. There can be no assurance that any trading market for the Securities will exist after the consummation of the Offer.

HEALTH CARE REIT, INC.

         The Company is a self-administered, equity real estate investment trust that invests primarily in skilled nursing and assisted living facilities. The Company also invests in specialty care facilities. Founded in 1970, the Company was the first real estate investment trust to invest exclusively in health care facilities.

         As of December 31, 2004, long-term care facilities, which include skilled nursing and assisted living facilities, comprised approximately 93% of the Company's investment portfolio. As of December 31, 2004, the Company had approximately $2.5 billion of net real estate investments, inclusive of credit enhancements, in 394 facilities located in 35 states and managed by 50 different operators. At that date, the portfolio included 234 assisted living facilities, 152 skilled nursing facilities and eight specialty care facilities.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

         The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document the Company files at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains an internet website at http://www.sec.gov that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC, including the Company.

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed (File No. 1-8923) with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by the Company is incorporated herein by reference.

         Each document filed by the Company subsequent to the date of this Offer to Purchase pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the termination of the Offer shall be deemed to be incorporated by reference in this Offer to Purchase and shall be a part hereof from the date of filing of such document. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Offer to Purchase to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase.

         Statements made in this Offer to Purchase concerning the provisions of any contract, agreement, indenture or other document referred to herein are not necessarily complete. With respect to each such statement concerning a contract, agreement, indenture or other document filed with the SEC, reference is made to such filing for a more complete description of the matter involved, and each such statement is qualified in its entirety by such reference.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of certain U.S. federal income tax consequences to holders of the Securities who tender them for sale pursuant to the Offer and is for general information only. The discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder, and judicial and administrative rulings and decisions as of the date hereof, all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. The tax treatment of a holder of Securities may vary depending upon his, her or its particular situation. Certain holders (such as insurance companies, tax-exempt organizations, regulated investment companies, real estate investment trusts, U.S. holders (as defined below) whose "functional currency" is not the U.S. dollar, persons holding Securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities) may be subject to special rules not discussed below. This discussion does not consider the effect of any state, local or foreign tax laws or any U.S. tax considerations (e.g., estate or gift) other than U.S. federal income tax considerations that may be relevant to particular holders. This discussion is limited to holders who have held their Securities as "capital assets" as defined under the Code.

         If a partnership holds Securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. A holder that is a partner of a partnership tendering Securities should consult his, her or its tax advisor.

         As used herein, a "U.S. holder" of a Security means a holder that is
(1) a citizen or resident of the United States, (2) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (3) an estate the income of which is subject to United States federal income taxation regardless of its source or (4) a trust that (x) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

         As used herein, a "non-U.S. holder" means a holder of a Security that is not a U.S. holder.

EACH HOLDER OF SECURITIES SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR TO DETERMINE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF TENDERING THE SECURITIES IN HIS, HER OR ITS PARTICULAR CIRCUMSTANCES, AS WELL AS THE APPLICABILITY OF ANY STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

TAX CONSIDERATIONS FOR U.S. HOLDERS

         Sale of Securities Pursuant to the Offer. A U.S. holder who receives cash for Securities pursuant to the Offer will recognize gain or loss equal to the difference between (i) the amount of cash received (excluding amounts attributable to accrued but unpaid interest) and (ii) the U.S. holder's adjusted tax basis in the Securities sold. A U.S. holder's adjusted tax basis generally will be the original cost of the Securities increased by all market discount (see explanation below) included in the U.S. holder's gross income and decreased by any payments received on the Securities, other than payments of stated interest, and by any amortizable bond premium (the excess of a U.S. holder's initial tax basis in the Securities over the principal amount payable at maturity) which the U.S. holder has previously deducted from income. Subject to the market discount rules discussed below, such gain or loss generally will be long-term capital gain or loss if the Securities have been held for more than one year. For certain noncorporate holders (including individuals), long-term capital gain, if in excess of net short-term capital losses, will be subject to tax at a reduced rate. To the extent that the amount paid for the Securities is attributable to accrued but unpaid interest, it will constitute ordinary income to the holder unless previously included in income.

         A U.S. holder who acquired a Security at a "market discount" (subject to a statutorily-defined de minimis exception) generally will be required to treat any gain on the sale thereof pursuant to the Offer as ordinary income rather than capital gain to the extent of the accrued market discount (on a straight line basis, or, at the election of the holder, on a constant interest basis), unless an election was made to include market discount in income as it accrued for U.S. federal income tax purposes. Market discount at the time a Security is purchased (other than in the initial offering of the Securities) generally equals the excess of the principal amount of the Security over a holder's initial tax basis in the Security.

         Information Reporting and Backup Withholding. A U.S. holder whose Securities are tendered and accepted for payment may be subject to information reporting and backup withholding with respect to the gross proceeds from the sale of such Securities received unless such U.S. holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii) provides his, her or its correct taxpayer identification number (which, in the case of an individual, is his or her social security number), certifies that he, she or it is not currently subject to backup withholding and otherwise complies with applicable requirements of the information reporting and backup withholding rules. A U.S. holder can satisfy these requirements by completing and submitting a Form W-9 or a valid substitute to its broker. A U.S. holder should contact the U.S. holder's broker to confirm that the broker has an accurate Form W-9 or valid substitute for such U.S. holder in its files, and if the broker does not, to discuss how such U.S. holder can obtain an appropriate form to submit to the broker. A U.S. holder who does not provide the U.S. holder's broker with his, her or its correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service (the "IRS"). Any amount withheld under these rules will be creditable against the U.S. holder's U.S. federal income tax liability, and if withholding results in an overpayment of taxes, the U.S. holder may apply for a refund from the IRS.

         The U.S. holder's broker will provide information statements to tendering U.S. holders and report the cash payments to the IRS, as required by law.

TAX CONSIDERATIONS TO NON-U.S. HOLDERS

         Gain realized by a non-U.S. holder on the sale of a Security pursuant to the Offer will not be subject to U.S. federal income tax unless (1) such gain is effectively connected with the conduct by such non-U.S. holder of a trade or business in the United States (and, if a treaty applies, the gain is generally attributable to the U.S. permanent establishment maintained by such non-U.S. holder) or (2) in the case of gain realized by a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for 183 days or more in the taxable year of the sale or redemption and certain other conditions are met.

         Information reporting and backup withholding may apply to payments of the Purchase Price to non-U.S. holders that fail to certify their exempt status by properly completing a Form W-8BEN or Form W-8ECI, as applicable, or an appropriate substitute form.

         Backup withholding is not an additional tax. A non-U.S. holder subject to the backup withholding rules will be allowed a credit in the amount withheld against such non-U.S. holder's U.S. federal income tax liability and, if withholding results in an overpayment of tax, such non-U.S. holder may be entitled to a refund, provided that the requisite information is furnished to the IRS.

                      DEALER MANAGER AND INFORMATION AGENT

         The Company has retained Deutsche Bank Securities Inc. to act on behalf of the Company as Dealer Manager in connection with the Offer, and the Company has agreed to pay Deutsche Bank Securities Inc. customary fees in connection therewith. The Company has also agreed to reimburse Deutsche Bank Securities Inc. for its reasonable out-of-pocket expenses incurred in connection with the Offer (including certain fees and disbursements of counsel), and to indemnify it against certain liabilities in connection with the Offer, including liabilities under the U.S. federal securities laws.

         Deutsche Bank Securities Inc., in the ordinary course of its business, makes markets in securities of the Company, including the Securities, for its own account and for the accounts of customers. As a result, from time to time, Deutsche Bank Securities Inc. may at any time hold a long or short position in any of the Company's securities, including the Securities.

         The Company is currently proposing to offer and sell a new series of senior unsecured notes. Deutsche Bank Securities Inc. is acting as a lead underwriter in connection with this offering.

         The Company has retained Global Bondholder Services Corporation to act as Information Agent (the "Information Agent") in connection with the Offer. The Information Agent will assist holders who request assistance in connection with the Offer, and may request brokers, dealers and other nominee holders to forward materials relating to the Offer to beneficial owners. The Company has agreed to pay the Information Agent customary fees for such service. The Company has also agreed to reimburse the Information Agent for its reasonable out-of-pocket expenses and to indemnify the Information Agent against certain liabilities in connection with the Offer.

                                  OTHER MATTERS

         THE OFFER IS NOT BEING MADE TO HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION IN WHICH THE OFFER IS REQUIRED TO BE MADE BY A LICENSED BROKER OR DEALER, IT SHALL BE DEEMED TO BE MADE BY DEUTSCHE BANK SECURITIES INC. ON BEHALF OF THE COMPANY.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY REPRESENTATION ON BEHALF OF THE COMPANY NOT CONTAINED IN THIS OFFER TO PURCHASE AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

         If a holder has questions about the Offer or procedures for accepting the Offer, the holder should call the holder's Deutsche Bank Securities Inc. sales representative or Deutsche Bank Securities Inc. or the Information Agent toll-free at the telephone numbers found on the back cover of this Offer to Purchase. Requests for additional copies of the Offer to Purchase and related materials should be directed to the Information Agent toll-free at (866) 540-1500.

                                        HEALTH CARE REIT, INC.

                                   SCHEDULE A

                       FORMULA TO DETERMINE PURCHASE PRICE

PURCHASE      =     The Purchase Price per $1,000 principal amount of the
PRICE               Securities being priced (excluding accrued interest).  A
                    tendering holder will receive a total amount per $1,000 principal amount (rounded to the nearest $0.01) equal to the applicable Purchase Price plus accrued and unpaid interest.

N             =     The number of remaining cash payment dates for the
                    Securities being priced from (but excluding) the applicable
                    Settlement Date to and including the Maturity Date.

CFi           =     The aggregate amount of cash per $1,000 principal amount
                    scheduled to be paid on the Securities being priced on the "ith" out of the N remaining cash payment dates for such Securities, assuming for this purpose that such Securities are redeemed on the Maturity Date. Scheduled payments of cash include interest and, on the Maturity Date, premium (if any) and principal.

YLD           =     The Tender Offer Yield for the Securities being priced
                    (expressed as a decimal number). The Tender Offer Yield is the sum of the applicable Reference Yield (as defined in the Offer to Purchase) and the applicable Fixed Spread (as set forth on the front cover of this Offer to Purchase).

Di            =     The number of days from and including the applicable
                    Settlement Date to (but excluding) the "ith" out of the N remaining cash payment dates for the Securities being priced. The number of days is computed using the 30/360 day count method in accordance with market convention.

Accrued       =     Accrued and unpaid interest per $1,000 principal amount of
Interest            the Securities being priced to (but excluding) the
                    applicable Settlement Date.

/             =     Divide. The term immediately to the left of the division
                    symbol is divided by the term immediately to the right of the division symbol before any other addition or subtraction operations are performed.

/\              =   Exponentiate. The term to the left of exponentiation symbol is raised to the power indicated by the term to the right of exponentiation symbol.

   N            =   Summate. The term to the right of the summation symbol is
(sigma)             separately calculated "N" times (substituting for "I" in
  i=1               that term each whole number between 1 and N, inclusive), and the separate calculations are then added together.

                                      --                  --
                                N    |         CFi          |
            PURCHASE PRICE = (sigma) |----------------------| - Accrued Interest
                               i=1   |(1+ YLD/2) /\ (Di/180)|
                                      --                  --

                                   SCHEDULE B

              HYPOTHETICAL EXAMPLE OF PURCHASE PRICE DETERMINATION

Security                                          7.625% Notes due 2008

Reference
Security (UST Benchmark)                          3.375% due 02/15/08

Fixed Spread                                      0.75%

Example

Assumed Date
and Time of Acceptance                            April 25, 2005 at
of Offer (New York City time)                     5:00 p.m.

Assumed
Settlement Date                                   April 28, 2005

Reference
Yield as of
Assumed Date
and Time of Acceptance of
Offer                                             3.729%

YLD                                               4.479%

N                                                 6

Purchase Price per $1,000 principal amount        $1,084.06

Accrued Interest per $1,000 principal amount      $9.11

Purchase Price
plus Accrued Interest
per $1,000 principal amount                       $1,093.17

         Any requests for assistance or additional copies of this Offer to Purchase and any other documents related to the Offer may be directed to the Information Agent at the telephone numbers and address set forth below.

                     The Information Agent for the Offer is:

                     GLOBAL BONDHOLDER SERVICES CORPORATION
                            65 Broadway -- Suite 704
                            New York, New York 10006
                          Attention: Corporate Affairs
                     Banks and Brokers call: (212) 430-3774
                           All Others Call Toll Free:
                                 (866) 540-1500

         Any questions or requests for assistance may be directed to the Dealer Manager at the address and telephone numbers set forth below. A holder may also contact such holder's broker, dealer, commercial bank, trust company, financial institution or other custodian for assistance concerning the Offer.

                      The Dealer Manager for the Offer is:

                          DEUTSCHE BANK SECURITIES INC.
                                 60 Wall Street
                            New York, New York 10005

                      To obtain quotes or tender Securities
                            (212) 250-6801 (collect)
                           Attention: Matthew Siracuse
                                       or
                      For general questions about the Offer
                           (866) 627-0391 (toll free)
                            (212) 250-2955 (collect)
                      Attention: Liability Management Group